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                                                                  EXHIBIT 10.64


                               PROMISSORY NOTE

$750,000,000                                                 New York, New York
                                                      Dated:  December 18, 1996

     FOR VALUE RECEIVED, the undersigned FIRSTPLUS FINANCIAL, INC., a Delaware corporation having its principal place of business at 1250 Mockingbird Lane, Dallas, Texas ("Borrower"), promise to pay to the order of PAINE WEBBER REAL ESTATE SECURITIES INC., a Delaware corporation, with its principal office at 1285 Avenue of the Americas, New York, New York 10019 ("Lender"), at Lender's principal office or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the lesser of (i) the principal sum of SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) or (ii) the sum of the unpaid principal amounts of the advances ("Advances") made by Lender to Borrower and recorded on any of the "Advance Schedules" attached hereto, plus interest, as provided herein.

     As used herein or in the Advance Schedules attached to the Note, the following terms shall have the following meanings:

     "ADVANCE DATE" means any date on which an Advance is made by Lender to Borrower.

     "ADVANCE REQUEST CONFIRMATION" means a confirmation from Lender relating to a request for Advance setting forth the terms and conditions of the related Advance.

     "BUSINESS DAY" means any day other than (A) a Saturday, Sunday or other day on which banks located in the City of New York, New York or Dallas, Texas are authorized or obligated by law or executive order to be closed, or (B) any other day on which Lender is closed for business, seven days notice of which shall be given by Lender to Borrower.

     "INTEREST DETERMINATION DATE" means, with respect to any Advance, initially the related Advance Date and thereafter each successive Reset Date.

     "INTEREST PAYMENT DATE" means, with respect to any Advance, the applicable date(s) set forth in the related Advance Request Confirmation; provided, however, that the final Interest Payment Date shall be on the related Advance Maturity Date.

     "INTEREST PERIOD" means, with respect to any Advance, the period from (and including) an Interest Payment Date to (but excluding) the immediately succeeding Interest Payment Date; PROVIDED, HOWEVER, that the first Interest Period of any Advance shall commence on (and include) the related Advance Date and continue until (but exclude) the first Interest Payment Date.


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     "INTEREST RATE" means, with respect to any Advance, the rate at which such Advance shall bear interest on the unpaid principal thereof, which rate shall be set forth in the related Advance Request Confirmation.

     "LIBOR" means, unless otherwise agreed to by the parties hereto pursuant to an Advance Request Confirmation, the London interbank offered rate for one-month U.S. Dollar deposits as it appears on page five of the Telerate screen at or about 9:00 a.m. (New York City time) on the related Interest Determination Date.

     "RESET DATE" means each date on which the Interest Rate is to be recalculated by Lender as set forth in the related Advance Request Confirmation.

















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     Borrower shall pay to Lender interest on each Advance from time to time outstanding at a rate per annum equal to that rate set forth in the "Interest Rate" column on the applicable Advance Schedule attached hereto (the "Interest Rate"). Each Advance shall bear interest on the unpaid principal amount thereof from and including the Advance Date through maturity, whether by acceleration or otherwise.

     With respect to each Advance, Borrower shall pay to Lender (i) on each Interest Payment Date, in full, the accrued and unpaid interest on such Advance and (ii) on the date set forth in the "Advance Maturity Date" column of the applicable Advance Schedule attached hereto (the "Advance Maturity Date"), in full, the outstanding principal amount of such Advance.

     All Advances made by Lender hereunder and all payments made on account of the principal hereof shall be recorded by Lender on the Advance Schedules attached to this Note (provided that any failure by Lender to make any such notation on such Advance Schedules shall not affect the obligations of Borrower hereunder).

     If any amount due hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise) a rate per annum during the period commencing on the due date until such amount is paid in full equal to 300 basis points above the otherwise applicable rate, to the extent permitted by applicable law, shall be imposed on said amount.

     Interest shall be computed for the actual number of days elapsed on the basis of a 360-day year. In no event shall interest be chargeable or collectible hereunder in excess of the maximum lawful rate under applicable law.

     Borrower promises to pay the holder hereof all reasonable costs and expenses of collection of this Note and to pay all reasonable attorney's fees incurred in such collection or in any suit or action to collect this Note and any appeal thereof.

     The provisions of this Note shall inure to the benefit of Lender and its successors and assigns and be binding on Borrower and its successors and assigns. This Note shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, performance and validity. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note. No failure or delays by Lender in the exercise of any power or right under this Note shall operate as a waiver thereof, and no exercise or waiver of any single power or right, or the partial exercise thereof, shall affect Lender's rights with respect to any and all other rights and powers.

     Borrower hereby irrevocably consents and submits to the nonexclusive jurisdiction and venue of any State or Federal Court sitting in New York County over any action or proceeding arising out of or relating to this Note or any document or instrument delivered in connection herewith, and Borrower hereby irrevocably agrees that all claims in respect of such


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action or proceeding may be heard and determined in such State or Federal
Court. Borrower waives any objection to any action or proceeding in any State or Federal Court sitting in New York County on the basis of forum non conveniens. Borrower hereby waives the right to trial by jury, rights of set-off and rights to interpose counterclaims of any nature, except for compulsory counterclaims. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
 Borrower further agrees that any action or proceeding brought against Lender shall be brought only in any State or Federal Court sitting in New York County. Borrower further agrees that in Lender's discretion, it may serve legal process in any other manner permitted by law and may bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

     The unenforceability or invalidity of any provision or provisions of this Note shall not render any other provision or provisions herein contained unenforceable or invalid.

     This Note cannot be amended, modified or changed in any way except by a written instrument executed by Borrower and Lender.

                                       FIRSTPLUS FINANCIAL, INC.


                                       By:
                                          -------------------------------

                                       Title:
                                             ----------------------------




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State of _________________)
                          ):ss
County of ________________)

     On this ________ day of ________, 1996, before me personally appeared ___________________________ to me known who, being duly sworn did depose and say that he/she is the _____________________________ of ____________, the
corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal and that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                       ----------------------------
                                               Notary Public












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
                                         ADVANCE SCHEDULE                     [TYPE OF ELIGIBLE ASSET]
                                         ----------------


                                 ADVANCE MATURITY            PRINCIPAL AMOUNT
      ADVANCE DATE                     DATE                      OF ADVANCE              INTEREST RATE
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

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



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